CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-4

Section 7.3 Indenture                        Distribution Date:        1/18/2005
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,918,475.00
               Class B Note Interest Requirement                      268,989.58
               Class C Note Interest Requirement                      413,418.75
                       Total                                        3,600,883.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.31625
               Class B Note Interest Requirement                         2.56181
               Class C Note Interest Requirement                         3.06236

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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